[LOGO OF MetLife]

MetLife Insurance Company USA            Metropolitan Life Insurance Company
MetLife of CT Separate Account Eleven
for Variable Annuities                   Metropolitan Life Separate Account E

METLIFE ACCUMULATION ANNUITY
Supplement dated January 27, 2017 to the prospectuses dated May 1, 2016

                       NEW CONTRACT PGR FEE RATE NOTICE

This notice provides the PGR Fee Rate for new purchasers of MetLife Accumulation Annuity variable annuity contracts issued based on applications signed and dated during the effective period referenced below. In order to get the PGR Fee Rate indicated in an effective period, your application must be signed and dated on or before the last day of that effective period. Please speak with your registered representative if you have any questions. This notice should be read in its entirety and kept with the prospectus for future reference.

                               EFFECTIVE PERIOD:

                         MAY 1, 2016 TO APRIL 30, 2017

                                 PGR FEE RATE:

                                     1.40%

IN ORDER TO BE ISSUED A CONTRACT WITH THIS PGR FEE RATE, YOUR APPLICATION MUST BE SIGNED AND DATED ON OR PRIOR TO THE EFFECTIVE PERIOD END DATE ABOVE.

The PGR Fee Rate applicable to contracts issued based on applications signed and dated after the end of the effective period will be published in the prospectus dated May 1, 2017.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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